The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive VP and Chief Financial Officer
Christine Battist, Director - Investor Relations
Earnings Conference Call - 2nd Quarter Fiscal 2011
Wednesday, January 5, 2011
Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the
Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf
Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental obligations, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
Slide 2

In millions, except per share amounts	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Net Sales	$2,674.8	$1,709.7	$4,863.1	$3,166.9
Gross Margin	$768.3	$307.0	$1,273.0	$529.2
% of net sales	29%	18%	26%	17%
Net Earnings	$1,025.6	$107.8	$1,323.3	$208.4
% of net sales	38%	6%	27%	7%
Diluted EPS	$2.29[a]	$0.24	$2.96[a]	$0.47
Effective Tax Rate	22%	29%	23%	27%
Cash Flow Provided by Operations	$531.7	$174.8	$1,087.9	$347.2
Cash and Cash Equivalents as of November 30, 2010 & 2009			$3,659.4[b]	$2,648.1

Mosaic

Financial Results
Slide 3
(a) The second quarter fiscal year 2011 results include an after tax gain of $570 million, or $1.28 per share, on the sale of our interest in Fosfertil S.A.
(b) Subsequent to the quarter end, we announced the redemption of the remaining $455.4 million aggregate principal amount
of our 7-3/8% senior notes due December 2014.   The redemption  will occur on January 13, 2011

Phosphates Segment Highlights
Slide 4
Q2 FY11 Q1 FY11 Q2 FY10
IN MILLIONS, EXCEPT DAP PRICE
Net sales $1,974.0 $1,581.1 $1,328.0
Gross Margin $476.3 $245.0 $113.2
% of net sales 24% 15% 9%
Operating earnings $402.3 $178.0 $29.0 (b)
Sales volumes 3.7 3.1 3.3
NA production volume 2.1 2.2 2.1
Avg DAP selling price $461 $431 $287
Second quarter year over year highlights:
• Higher selling prices, record sales volumes
• Finished product operating rate 88%
• Strong sales volumes in North America, above average International distribution margin
• Lean producer inventories
(a)
Includes crop nutrient dry concentrates and animal feed ingredients
(b)
Includes pre-tax charge of $51.2 associated with permanent closure and write off of certain assets
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
0
100
200
300
400
500
600
Q2 FY10
OE
Selling price Sales
volume
Raw
materials
Other Q2 FY11
OE
(a)

Potash Segment Highlights
Slide 5
Q2 FY11 Q1 FY11 Q2 FY10
IN MILLIONS, EXCEPT MOP PRICE
Net sales $699.0 $621.9 $414.3
Gross Margin $285.2 $256.7 $179.9
% of net sales 41% 41% 43%
Operating earnings $251.5 $218.0 $150.6
Sales volumes 1.8 1.7 1.0
Production volume 1.7 1.4 1.1
Avg MOP selling price $331 $331 $370
Second quarter year over year highlights:
• Sales volume almost double last year
• Ramped up production during quarter after seasonal turnarounds, currently running at high rates
• Lean producer inventories
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
0
50
100
150
200
250
300
350
400
450
Q2 FY10
OE
Sales
volume
Production
costs
Sales price Resource
taxes
Other Q2 FY11
OE

Category Guidance
Phosphates
Volumes constrained due to seasonality
Expect record demand in 2011
Expect slightly higher sulfur and ammonia costs
U.S. producer inventories at record lows
Q3 Sales volume  2.4 – 2.7 million tonnes
Q3 DAP selling price $510 - $540 per tonne
Q3 Operating rate above 85%
Potash
Expect record demand in 2011
North American producer inventories expected to
remain low
Average realized MOP price constrained by lag in
export pricing
Q3 Sales volume  1.9 – 2.1 million tonnes
Q3 MOP selling price $330 - $350 per tonne
Q3 Operating rate above 90%
Capital Expenditures $1.2 - $1.4 billion
Canadian Resource Taxes and Royalties $250 – $300 million
SG&A $360 – $380 million
Effective Tax Rate
(a)
Mid to upper 20 percent range
Financial Guidance – Fiscal 2011
Slide 6
(a) Effective tax rate excludes items related to the Fosfertil sale.

Strategic Priorities and Market Outlook

Potash – Grow Volume
Slide 8
INVESTMENT
($ IN BILLIONS)
CAPACITY
(MILLION TONNES)
ESTIMATED
CONSTRUCTION
COMPLETION
(FISCAL YEAR)
IN PROCESS
Belle Plaine 0.5 0.6 2012
Colonsay 0.7 0.7 2014
Esterhazy 2.0 1.8 2011-17
FUTURE
Belle Plaine 1.4 2016-19
Colonsay 0.6 2016
5.1
Tolling agreement 1.3
Capacity at May 31, 2010 10.4
16.8
(a)
The projected annual capacity includes up to an approximate 1.3 million tonnes that under a third party tolling agreement at our Esterhazy, Saskatchewan, potash mine will revert to us when the tolling agreement expires.
PROJECTED CAPACITY
MILLION TONNES
0
2
4
6
8
10
12
14
16
18
2011 2013 2015 2017 2019 2021
FISCAL YEAR
Existing Tolling In progress Future
(a)

Phosphates – Grow Value
• Operational excellence
– Cost savings and improved efficiency
– Maintain low cost position
• MicroEssentials
®
– Improved yields
– Higher margins
– Finalizing expansions to two million tonnes capacity
• Distribution
– Aligned global distribution with North American
production
Slide 9

South Fort Meade Update
• Successful mitigation efforts (so far)
– Settlement that allows limited mining
– Draw down existing rock and finished product
inventories
– Optimize mining at other Florida mines
– Sourcing rock from Miski Mayo JV and third parties
• Appeal of the injunction
– Hearing date set for first week of April 2011
Slide 10

High ag commodity prices
– Exceptional farm economics
– Corn/soybean battle for acres
– Expect great North American
spring
Very low producer
inventories
Lean global distribution
pipeline
Supply uncertainties
Focus on food security
Record crop nutrient demand
– Projected calendar 2011
phosphate shipments of 59 to 61
million tonnes
– Projected calendar 2011 potash
shipments of 53 to 56 million
tonnes
Outstanding Market Fundamentals
Slide 11

The Mosaic Company Earnings Conference Call - 2nd Quarter Fiscal 2011 Wednesday, January 5, 2011

Appendix
Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne)
$50 $372 $0.59
Potash Volume (000 tonnes)
500 $106 $0.17
DAP Price ($/tonne)
$50 $410 $0.65
Phosphates Volume (000 tonnes)
500 $77 $0.12
Sulfur ($/lt)
$25 $90 $0.15
Ammonia ($/tonne)
$25 $30 $0.05
Natural Gas ($/mmbtu)
$0.25 $8 $0.01
(a) These factors do not change in isolation; actual results could vary from the above estimates
Earnings Sensitivity to Key Drivers
(a)